UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2019

AMESITE INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55804	82-1433756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East Washington Street

Suite B

Ann Arbor, MI 48104

(Address of Principal Executive Offices)

(650) 516-7633

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an updated version of Amesite Inc.’s (the “Company”) investor presentation, which may be used in presentations to investors from time to time in the future.

In addition, on March 4, 2019, the Company issued two press releases announcing (i) its plan to launch additional online undergraduate and professional course offerings through its continued partnership with Humphreys University, and (ii) Dr. Ann Marie Sastry’s scheduled appearance on Yahoo Finance TV’s streaming show, “Final Round”. Copies of the press releases are attached as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the presentation and press releases attached as Exhibits 99.1, 99.2 and 99.3, respectively, hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

During the fourth quarter of 2018, in connection with its partnership with Humphreys University, the Company announced that it entered the higher education market, under the “Amesite College” brand, offering introductory online courses using the Company’s cloud-based platform. The Company continues to work towards building additional subscriptions and partnerships with higher education institutions for undergraduate course offerings and has also expanded its product to course offerings in the professional and consumer markets with the goal of offering a more affordable and improved experience to higher education learners. In this regard, the Company recently announced that it has launched its “Amesite Professional” course offerings through partnerships with Eastern Michigan University and Wayne State University geared towards providing continued education learning to professionals looking to expand their skillsets and enhance their careers.

In addition, the Company has also now added, for the first time, “Amesite Life” certificated programs to the Amesite brand which are offered directly by the Company (without partnerships with other institutions as co-offerers). Amesite Life courses are targeted at meeting consumer needs for general interest or personal education.

All of the Company’s programs utilize our artificial-intelligence-powered software platform and are appropriately customized for each specific product. The Company’s recently accounted course offerings under the Amesite Professional and Amesite Life products are highlighted below:

Amesite Professional Programs

●	Program: The World of Artificial Intelligence

Product: 6-week, professional certificate program

Partner: Wayne State University

●	Program: Blockchain: Cutting Edge Data Management

Product: 6-week, professional certificate program

Partner: Wayne State University

●	Program: Lean Six Sigma for Healthcare

Product: 12-week, professional continuing education program

Partner: Eastern Michigan University

●	Program: Logistics

Product: 12-week, professional certificate program

Partner: Humphreys University

Amesite Life Programs

●	Program: Fitness, Nutrition and Wellness: Building a Healthier Life

Product: 12-week certificate program

●	Program: Personal Financial Management

Product: 6-week, professional certificate program

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Investor Presentation

99.2	Press Release, dated March 4, 2019

99.3	Press Release, dated March 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: March 4, 2019	By:	/s/ Ann Marie Sastry
Ann Marie Sastry, Ph.D Chief Executive Officer

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